                        TERM SHEET DATED MARCH 12, 1997



                       Green Tree Financial Corporation
               Manufactured Housing Contract Senior/Subordinate
                   Pass-Through Certificates, Series 1997-2
                          $550,000,000 (Approximate)
















--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to complete and is subject to the same qualifications and assumptions, and should be considered by investors only in light of the same warnings, lack of assurances, and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any descriptions of the securities or underlying assets, the information contained in the Offering Document).

                        TERM SHEET DATED MARCH 12, 1997


                        Green Tree Financial Corporation
                Manufactured Housing Contract Senior/Subordinate
                    Pass-Through Certificates, Series 1997-2
                           $550,000,000 (Approximate)

                              Subject to Revision


SELLER/SERVICER:                             Green Tree Financial Corporation
                                                      ("Green Tree").
TRUSTEE:                                     Firstar Trust Company, Milwaukee,
                                                        Wisconsin.
UNDERWRITERS:                                 Lehman Brothers (Lead), Merrill
                                            Lynch & Co., Salomon Brothers Inc.
                                                                WAL
                                               Ratings        @ 150%   Exp Final
                                Amount     (Moody's/Fitch)      MHP    Maturity
                             ------------  ----------------   -------  ---------

To Call:
A-1                          $ 25,332,000     P-1 / F-1          0.40   12/15/97
A-2                          $  6,282,000     Aaa / AAA          0.77   02/15/98
A-3                          $ 75,114,000     Aaa / AAA          1.62   08/15/99
A-4                          $ 65,972,000     Aaa / AAA          3.05   01/15/01
A-5                          $ 90,960,000     Aaa / AAA          5.14   12/15/03
A-6                          $ 67,223,000     Aaa / AAA          8.22   02/15/07
A-7                          $136,617,000     Aaa / AAA         14.53   12/15/14
M-1                          $ 41,250,000     Aa3 / AA-         10.50   12/15/14
B-1                          $ 22,000,000    Baa1 / BBB+         6.81   06/15/07
B-2                          $ 19,250,000      Baa1 / A         15.25   12/15/14

To Maturity
A-7                          $136,617,000     Aaa / AAA         15.43   09/15/22
M-1                          $ 41,250,000     Aa3 / AA-         10.93   09/15/22
B-2                          $ 19,250,000      Baa1 / A         20.86   06/15/27


CUT-OFF DATE:                              March 1, 1997 (or the date of
                                           origination, if later)

EXP. PRICING:                              March 13, 1997

EXP. SETTLEMENT:                           March 31, 1997

INTEREST/PRINCIPAL:                        The 15th day of each month (or if
                                           such 15th day is not a business day,
                                           the next succeeding business day),
                                           commencing on April 15, 1997.

MONEY MARKET ELIGIBILITY:                  The Class A-1 Certificates are
                                           expected to be eligible securities
                                           for purchase by money market funds
                                           under Rule 2a-7 under the Investment
                                           Company Act of 1940, as amended.

ERISA: Class A Certificates are ERISA eligible, subject to the conditions set forth in the Prospectus
                                           Supplement. The Class M-1, B-1 and
                                           B-2 Certificates will not be sold to
                                           benefit plans unless such plans
                                           deliver a legal opinion to the
                                           Trustee, stating that assets of the
                                           Trust are not deemed "plan assets".






Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

SMMEA:                        Class A and M-1 Certificates are SMMEA eligible.
                              Class B-1 and B-2 Certificates are not SMMEA eligible.

TAX STATUS:                   The Trust will elect to be treated as a REMIC for
                              federal income tax purposes.

OPTIONAL REDEMPTION:          Less than 10% of the original pool balance
                              outstanding.

                                    STRUCTURE

CREDIT ENHANCEMENT:          Class A:  15.00% subordination (Class M-1, B-1, and
                                       B-2) & Residual (Class C)

                             Class M-1:  7.5% subordination (Class B-1 and B-2)
                                         & Residual (Class C)

                             Class B-1:  3.5% subordination (Class B-2) &
                                         Residual (Class C)

                             Class B-2:  Limited Guarantee plus Residual (Class
                                         C)

DISTRIBUTIONS:               The Amount Available on each Remittance Date
                             generally includes the sum of (a) payments on the
                             Contracts due and received during the preceding
                             month, (b) prepayments and other unscheduled
                             collections received during the preceding month and
                             (c) all collections of principal on the Contracts
                             received during the current month up to and
                             including the third business day prior to such
                             Remittance Date (but in no event later than the
                             10th day of the month in which the Remittance Date
                             occurs), minus (d) with respect to all Remittance
                             Dates other than April 15, 1997, all collections of
                             principal on the Contracts received during the
                             preceding month up to but excluding the third
                             business day prior to the preceding Remittance Date
                             (but in no event later than the 10th day of the
                             prior month). The Amount Available will generally
                             be applied first to the distribution of interest on
                             Class A, M-1 and B-1 Certificates, then to the
                             distribution of principal on Class A, M-1 and B-1
                             Certificates, and finally to the distribution of
                             interest and principal on Class B-2 Certificates.
INTEREST
(Class A, M-1, B-1):         Interest will be distributable first to each Class
                             of Class A Certificates concurrently, then to the Class M-1 Certificates and then to the Class B-1
                             Certificates.  Interest on the outstanding Class A
                             Principal Balance, Class M-1 Adjusted Principal
                             Balance and Class B-1 Adjusted Principal Balance, as applicable, will accrue from the Settlement
                             Date, or from the most recent Remittance Date on which interest has been paid to but excluding the following Remittance Date.
                             Interest shortfall will be carried forward, and will bear interest at the applicable Remittance
                             Rate, to the extent legally permissible.
                             After payment of all principal distributable on the Class M-1 Certificates (see below), any accrued and unpaid Class M-1 Liquidation Loss
                             Interest Amount will be distributed to the extent available. After payment of all principal distributable on the Class B-1 Certificates (see below), any accrued and unpaid Class B-1
                             Liquidation Loss Interest Amount will be distributed to the extent available
                             The Class M-1 Adjusted Principal Balance is the
                             Class M-1 Principal Balance less any Class M-1
                             Liquidation Loss Amount.  The Class M-1 Principal
                             Balance is the Original Class M-1 Principal
                             Balance less all amounts previously distributed on account of principal of the Class M-1 Certificates.
                             The Class B-1 Adjusted Principal Balance is the
                             Class B-1 Principal Balance less any Class B-1
                             Liquidation Loss Amount.  The Class B-1 Principal
                             Balance is the Original Class B-1 Principal
                             Balance less all amounts previously distributed on account of principal of the Class B-1 Certificates.




Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

PRINCIPAL
(Class A, M-1, B-1):  After the payment of all interest distributable to Class
                      A, Class M-1 and Class B-1 Certificateholders, principal will be distributed in the following manner.

                      Class A Percentage will be distributed sequentially to the Class A-1, A-2, A-3, A-4, A-5, A-6, and A-7
                      Certificateholders.

                      The Class A Percentage for any Remittance Date will equal a fraction, expressed as a percentage, the numerator of which is the Class A Principal Balance as of such Remittance Date, and the denominator of which is the sum of: (i) the Class A Principal Balance and (ii) if the Class M-1 Distribution Test is satisfied on such Remittance Date, the Class M-1 Principal Balance, otherwise zero, and (iii) if the Class B Distribution Test is satisfied on such Remittance Date, the Class B Principal Balance, otherwise zero, all as of such Remittance Date.

                      The Class M-1 Certificateholders will be entitled to receive principal on each Remittance Date on which (i) the Class A Principal Balance has been reduced to zero or (ii) the Class M-1 Distribution Test is satisfied.

                      The Class M-1 Percentage for any Remittance Date will equal (a) zero, if the Class A Principal Balance has not yet been reduced to zero and the Class M-1 Distribution Test is not satisfied or (b) a fraction, expressed as a percentage, the numerator of which is the Class M-1 Principal Balance as of such Remittance Date, and the denominator of which is the sum of: (i) the Class A Principal Balance, if any, and (ii) the Class M-1 Principal Balance and (ii) if the Class B Distribution Test is satisfied on such Remittance Date, the Class B Principal Balance, otherwise zero, all as of such Remittance Date.

                      The Class M-1 Distribution Test will be satisfied if each of the following tests is satisfied: (i) the Remittance Date occurs in or after April 2001; (ii) the Average Sixty-Day Delinquency Ratio Test (as defined in the Agreement) as of such Remittance Date must not exceed 3.5%; (iii) the Average Thirty-Day Delinquency Ratio Test (as defined in the Agreement) as of such Remittance Date must not exceed 5.5%; (iv) Cumulative Realized Losses (as defined in the Agreement) as of such Remittance Date must not exceed a certain specified percentage of the Cut-off Date Pool Principal Balance, depending on the year in which such Remittance Date occurs; (v) the Current Realized Loss Ratio (as defined in the Agreement) as of such Remittance Date must not exceed 2.25%; and (vi) the sum of the Class M-1 Principal Balance and the Class B Principal Balance divided by the Pool Scheduled Principal Balance as of the immediately preceding Remittance Date must be equal to or greater than 22.5%.

                      The Class B-1 Certificateholders will be entitled to receive principal on each Remittance Date on which (i) the Class A Principal Balance and Class M-1 Principal Balance have been reduced to zero or (ii) the Class B Distribution Test is satisfied.

                      The Class B Percentage for any Remittance Date will equal
                      (a) zero, if the Class A Principal Balance and the Class M-1 Principal Balance have not yet been reduced to zero and the Class B Distribution Test is not satisfied or (b) a fraction, expressed as a percentage, the numerator of which is the Class B Principal Balance as of such Remittance Date, and the denominator of which is the sum of: (i) the Class A Principal Balance, if any, and (ii) the Class M-1 Principal Balance, if any, and (iii) the Class B Principal Balance, all as of such Remittance Date.

                      The Class B Distribution Test will be satisfied if each of the following tests is satisfied: (i) the Remittance Date occurs in or after April 2001; (ii) the Average Sixty-Day Delinquency Ratio Test (as defined in the Agreement) as of such Remittance Date must not exceed 3.5%; (iii) the Average Thirty-Day Delinquency

Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

                             Ratio Test (as defined in the Agreement) as of such Remittance Date must not exceed 5.5%; (iv) the Cumulative Realized Losses (as defined in the Agreement) as of such Remittance Date must not exceed a certain specified percentage of the Cut-off Date Pool Principal Balance, depending on the year in which such Remittance Date occurs; (v) the Current Realized Loss Ratio (as defined in the Agreement) as of such Remittance Date must not exceed 2.25%; (vi) the Class B Principal Balance divided by the Pool Scheduled Principal Balance as of the immediately preceding Remittance Date must be equal to or greater than 11.25%; and (vii) the Class B Principal Balance must not be less than $11,000,000.

INTEREST
(Class B-2):                 Interest on the outstanding Class B-2 Principal
                             Balance will accrue from the Settlement Date, or from most recent Remittance Date on which interest has been paid to but excluding the following
                             Remittance Date.

                             To the extent of (i) Amount Available on a Remittance Date after payment of all interest and principal then payable on the Class A, Class M-1 and Class B-1 Certificates, and (ii) the Guarantee Payment, if any, for such date, interest will be paid to the Class B-2 Certificateholders at the Class B-2 Remittance Rate on the Class B-2 Principal Balance.

                             The Class B-2 Principal Balance is the Original Class B-2 Principal Balance less all amounts previously distributed on account of principal of the Class B-2 Certificates.

                             Interest shortfall will be carried forward, and will bear interest at the Class B-2 Remittance Rate to the extent legally permissible.

PRINCIPAL
(Class B-2):                 The Class B-2 Certificateholders will be entitled
                             to receive principal on each Remittance Date on which: (i) the Class B-1 Principal Balance has been reduced to zero and (ii) the Class B Distribution
                             Test is satisfied, provided however that if the Class A, Class M-1 and Class B-1 Principal Balances have been reduced to zero, the Class B-2
                             Certificateholders will nevertheless be entitled to receive principal.

                             The Company will be obligated under the Limited Guarantee to pay the amount, if any, by which the Class B Percentage of the Formula Principal Distribution Amount for the Remittance Date exceeds the Class B-2 Remaining Amount Available after payment of interest on the Class B-2 Certificates. On each Remittance Date, Class B-2 Certificateholders will be entitled to receive, pursuant to the Limited Guarantee, any Class B-2 Liquidation Loss Amount for such Remittance Date.

LOSSES ON LIQUIDATED
CONTRACTS:                   If Net Liquidation Proceeds from Liquidated
                             Contracts in the respective collection period are less than the Scheduled Principal Balance of such Liquidated Contract, the shortfall amount will be absorbed by the Class C Certificateholders, then the Monthly Servicing Fee (as long as Green Tree is the Servicer), then the Class B-2
                             Certificateholders, then the Class B-1
                             Certificateholders, and then the Class M-1
                             Certificateholders.








Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

CONTRACTS:                   The information concerning the Initial Contracts
                             presented below is based on a pool originated through March 4, 1997. Green Tree intends to acquire and sell additional Contracts, which are sufficient to support the balance of Certificates sold, to the Trust by the Closing Date. Although the characteristics of the final pool of Contracts will differ from the characteristics of the Initial
                             Contracts shown below, Green Tree does not expect that the characteristics of the additional
                             Contracts sold to the Trust will vary materially from the information concerning the Initial
                             Contracts herein.

                                         THE INITIAL CONTRACT POOL

                          Number of MHCs in pool:                6,366
                          Wgt. Avg. Contract Rate:              9.885%
                          Range of Rates:                 4.23%-16.75%
                          Wgt. Avg. Orig. Maturity:           309 mos.
                          Range of Orig. Maturity:         24-360 mos.
                          Wgt. Avg. Rem. Maturity:            309 mos.
                          Range of Rem. Maturity:           7-360 mos.
                          Avg. Rem Princ. Balance:          $38,815.27
                          Wgt. Avg. LTV                        86.628%
                          New/Used:                            85%/15%
                          Single/Double                        29%/71%
                          Park/Private                         23%/77%

             GEOGRAPHIC DISTRIBUTION OF INITIAL CONTRACT OBLIGORS

                                    % of Contract                         % of Contract Pool
                         Number     Pool by Number   Aggregate Principal    by Outstanding
State                 of Contracts   of Contracts    Balance Outstanding   Principal Balance
-----                 ------------  ---------------  -------------------  -------------------
NC                         992           15.57%        $ 35,754,009.29           14.48%
MI                         329            5.17%          16,866,159.21            6.84%
SC                         430            6.75%          15,332,832.59            6.22%
TX                         464            7.29%          15,035,842.44            6.08%
FL                         353            5.55%          14,522,153.28            5.88%
CO                         187            2.94%          11,371,257.87            4.60%
Other States/(1)/        3,611           56.73%         138,215,758.23           55.90%
                         -----          ------         ---------------          -------
 Total                   6,366          100.00%        $247,098,012.91          100.00%
                         =====          ======         ===============          =======

---------------
(1) Other States category includes those States which constitute less than 5.00% of the outstanding balance of the Initial Pool of Contracts.

















Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

                   YEARS OF ORIGINATION OF INITIAL CONTRACTS

                                                           % of Contract Pool
                           Number of  Aggregate Principal    by Outstanding
Year of Origination (1)    Contracts  Balance Outstanding   Principal Balance
-------------------------  ---------  -------------------  -------------------
   1983                            1             4,175.13                    *
   1984                           46           449,506.36                0.18%
   1985                          137         1,336,144.88                0.54%
   1986                           13           106,381.81                0.04%
   1987                           21           276,826.38                0.11%
   1988                           16           184,536.96                0.07%
   1989                            5            63,552.29                0.03%
   1990                            2            29,970.61                0.01%
   1991                            1            17,281.15                0.01%
   1992                            2            55,766.85                0.02%
   1993                            1            16,576.11                0.01%
   1994                           14           513,820.26                0.21%
   1995                           18           657,536.62                0.27%
   1996                          853        62,111,831.10               25.14%
   1997                        5,236       181,274,106.40               73.36%
                               -----      ---------------              ------
       Total                   6,366      $247,098,012.91              100.00%
                               =====      ===============              ======

             DISTRIBUTION OF ORIGINAL AMOUNTS OF INITIAL CONTRACTS

                                                          % of Contract Pool
Original Contract         Number of  Aggregate Principal    by Outstanding
Amount (in Dollars)(2)    Contracts  Balance Outstanding   Principal Balance
------------------------  ---------  -------------------  -------------------
Less than  $10,000              345      $  2,635,514.07                1.07%
$10,000  - $19,999            1,270        18,109,971.23                7.33%
$20,000  - $29,999            1,407        34,399,838.79               13.91%
$30,000  - $39,999              986        33,652,206.11               13.62%
$40,000  - $49,999              581        25,950,331.33               10.50%
$50,000  - $59,999              516        28,300,115.57               11.45%
$60,000  - $69,999              387        25,130,461.82               10.17%
$70,000  - $79,999              322        24,134,482.12                9.77%
$80,000  - $89,999              230        19,510,083.58                7.90%
$90,000  - $99,999              139        13,180,842.80                5.33%
$100,000 - $109,999              72         7,503,265.15                3.04%
$110,000 - $119,999              49         5,589,791.27                2.26%
$120,000 - $129,999              26         3,221,574.25                1.30%
$130,000 - $149,999              18         2,530,026.48                1.02%
$150,000 - $169,999              10         1,615,947.97                0.66%
$170,000 - $189,999               3           532,714.75                0.22%
$190,000 - $249,999               4           838,162.78                0.34%
$250,000 - $299,999               1           262,682.84                0.11%
      Total                   6,366      $247,098,012.91              100.00%
                              =====      ---------------              ======

------------

* Indicates an amount greater than zero but less than 0.005% of the aggregate principal balance.

(1) The Contracts shown in the above table with earlier years of origination primarily represent Contracts originated by the Company and subsequently refinanced through the Company. The Company retains the first origination dates on its records with respect to such refinanced Contracts.

(2) The largest original Contract amount is $262,682.84, which represents 0.11% of the Initial Pool Principal Balance.


Recipient must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

                 DISTRIBUTION OF ORIGINAL LOAN-TO-VALUE RATIOS

                                                          % of Contract Pool
                          Number of  Aggregate Principal    by Outstanding
Loan-to-Value Ratio(1)    Contracts  Balance Outstanding   Principal Balance
------------------------  ---------  -------------------  -------------------

Less-than 61%                   270      $  9,891,778.00                4.00%
61 - 65%                         80         3,734,872.91                1.51%
66 - 70%                        103         4,083,026.33                1.65%
71 - 75%                        203         9,089,934.66                3.68%
76 - 80%                        518        19,537,185.28                7.91%
81 - 85%                        722        29,061,168.81               11.76%
86 - 90%                      2,167        80,785,766.56               32.69%
91 - 95%                      2,303        90,914,280.36               36.80%
                              -----      ---------------              ------
      Total                   6,366      $247,098,012.91              100.00%
                              =====      ===============              ======

                                 CONTRACT RATES

                                                         % of Contract Pool
Range of Contracts by    Number of  Aggregate Principal    by Outstanding
Contract Rate            Contracts  Balance Outstanding   Principal Balance
-----------------------  ---------  -------------------  -------------------
0.0000% - 9.0000%             1,365      $ 88,015,758.74               35.62%
9.0001% - 10.0000%              925        48,554,969.13               19.65%
10.0001% - 11.0000%           1,282        49,940,140.05               20.21%
11.0001% - 12.0000%           1,317        36,586,849.87               14.81%
12.0001% - 13.0000%             741        14,204,395.90                5.75%
13.0001% - 14.0000%             439         6,955,616.77                2.81%
14.0001% - 15.0000%             137         1,403,321.73                0.57%
15.0001% - 16.0000%             121         1,057,959.78                0.43%
16.0001% - 17.0000%              39           379,000.94                0.15%
                              -----      ---------------              ------
      Total                   6,366      $247,098,012.91              100.00%
                              =====      ===============              ======

                          REMAINING MONTHS TO MATURITY

                                                          % of Contract Pool
                          Number of  Aggregate Principal    by Outstanding
Months Remaining          Contracts  Balance Outstanding   Principal Balance
----------------          ---------  -------------------  ------------------

Less-than 31                     14      $     57,558.27                0.02%
31 - 60                         280         2,207,703.14                0.89%
61 - 90                         382         4,734,478.12                1.92%
91 - 120                        422         6,560,766.60                2.66%
121 - 150                       136         2,485,495.42                1.01%
151 - 180                       934        20,140,758.04                8.15%
181 - 210                         4           143,617.11                0.06%
211 - 240                       989        30,241,784.36               12.24%
241 - 270                         2           101,207.42                0.04%
271 - 300                       538        18,995,345.35                7.69%
301 - 330                         0                 0.00                0.00%
331 - 360                     2,665       161,429,299.08               65.32%
                              -----      ---------------              ------
      Total                   6,366      $247,098,012.91              100.00%
                              =====      ===============              ======

------------------------
(1) Rounded to the nearest 1%. The method of calculating loan-to-value ratios is described in the Prospectus.


Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call you Lehman Brothers account executive for another copy.

                       MHP PREPAYMENT SENSITIVITIES/(1)/

                   75% MHP           100% MHP             125% MHP         150% MHP
                 WAL/Maturity       WAL/Maturity        WAL/Maturity     WAL/Maturity
To Call
-------------
A-1             0.60 / 04/98        0.51 / 02/98        0.45 / 01/98     0.40 / 12/97
A-2             1.19 / 07/98        1.00 / 05/98        0.87 / 03/98     0.77 / 02/98
A-3             2.51 / 12/00        2.11 / 05/00        1.83 / 12/99     1.62 / 08/99
A-4             4.84 / 03/03        4.04 / 04/02        3.47 / 07/01     3.05 / 01/01
A-5             8.10 / 09/07        6.83 / 03/06        5.87 / 12/04     5.14 / 12/03
A-6            12.51 / 11/11       10.75 / 01/10        9.35 / 05/08     8.22 / 02/07
A-7            20.08 / 10/20       18.00 / 09/18       16.15 / 09/16    14.53 / 12/14
M-1            15.03 / 10/20       13.20 / 09/18       11.69 / 09/16    10.50 / 12/14
B-1            10.44 / 03/12        8.85 / 04/10        7.67 / 08/08     6.81 / 06/07
B-2            20.83 / 10/20       18.73 / 09/18       16.85 / 09/16    15.25 / 12/14
To Maturity
A-7            20.76 / 12/25       18.83 / 03/25       17.04 / 02/24    15.43 / 09/22
M-1            15.36 / 12/25       13.59 / 03/25       12.12 / 02/24    10.93 / 09/22
B-2            24.17 / 06/27       23.01 / 06/27       21.95 / 06/27    20.86 / 06/27


                 175% MHP             250% MHP          300% MHP           350% MHP
               WAL/Maturity         WAL/Maturity      WAL/Maturity       WAL/Maturity
To Call
-------------
A-1             0.36 / 11/97        0.29 / 09/97       0.26 / 09/97      0.24 / 08/97
A-2             0.69 / 01/98        0.54 / 11/97       0.47 / 10/97      0.43 / 09/97
A-3             1.46 / 05/99        1.13 / 11/98       0.99 / 09/98      0.87 / 07/98
A-4             2.73 / 08/00        2.10 / 10/99       1.83 / 06/99      1.63 / 03/99
A-5             4.49 / 02/03        3.28 / 04/01       2.83 / 09/00      2.49 / 04/00
A-6             7.22 / 12/05        5.08 / 06/03       4.16 / 04/02      3.56 / 05/01
A-7            13.09 / 05/13        9.79 / 09/09       8.23 / 12/07      6.97 / 07/06
M-1             9.73 / 05/13        8.18 / 09/09       7.45 / 12/07      6.86 / 07/06
B-1             6.41 / 09/06        5.76 / 04/05       5.48 / 08/04      5.27 / 02/04
B-2            13.96 / 05/13       11.09 / 09/09       9.75 / 12/07      8.68 / 07/06
To Maturity
A-7            13.96 / 04/21       10.52 / 09/16       8.85 / 05/14      7.51 / 03/12
M-1            10.18 / 04/21        8.65 / 09/16       7.94 / 05/14      7.38 / 03/12
B-2            19.90 / 06/27       17.00 / 06/27      15.22 / 06/27     13.73 / 06/27

(1) The following are the assumed characteristics of Subsequent Contracts as of the Cut-off Date:

                    Aggregate Principal     Wtd Avg        Wtd Avg         Wtd Avg
Months Remaining    Balance Outstanding  Original Term  Remaining Term  Contract Rate
------------------  -------------------  -------------  --------------  --------------
0 to 119                   $  8,669,386             78              78         12.372%
120 to 179                   19,005,079            133             133         12.170%
180 to 239                   36,592,339            184             184         11.472%
240 to 299                   58,821,217            240             240         10.941%
300 to 359                   38,472,968            302             302         10.755%
360                         141,340,998            360             360          9.993%
                           ------------            ---             ---         ------
    Total                  $302,901,987            286             286         10.657%
                           ============


Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.
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